UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2017

COMMERCE UNION BANCSHARES, INC
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37391

Tennessee	37-1641316
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, TN 37027
(Address of principal executive offices)

(615) 384-3357
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 21, 2017, Commerce Union Bancshares, Inc. issued a press release announcing the appointment of Terry M. Todd as Market President in Chattanooga for Reliant Bank, a wholly-owned subsidiary of Commerce Union Bancshares.  Mr. Todd will be responsible for Reliant Bank’s expansion into Chattanooga, including opening a new office and hiring new lenders. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

         (d)       Exhibits.

 99.1      Press Release issued by Commerce Union Bancshares, Inc., dated February 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
(Registrant)

Date:	February 21, 2017	By:	/s/	William R. DeBerry
William R. DeBerry
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by Commerce Union Bancshares, Inc. on February 21, 2017.